OWENS-ILLINOIS TO ACQUIRE BTR PACKAGING

     Toledo, Ohio, March 1, 1998 --Owens-Illinois, Inc., (NYSE: OI) today announced that it has signed a definitive agreement to acquire the worldwide glass and plastic packaging businesses of BTR Plc in an all-cash transaction valued at US$3.6 billion. The transaction is expected to be accretive in 1999 and have a neutral effect on earnings in 1998.

     Joseph H. Lemieux, Owens-Illinois chairman and chief executive officer, said, "BTR's worldwide glass and plastic packaging operations are an outstanding fit with our existing business. This is a major step in our strategy to expand our international glass and plastic packaging businesses, extend our global presence, increase our operating margins, maintain our technological leadership, and continue supporting our major industrial customers as they expand their businesses worldwide."

     Based on historical performance, O-I's international operations are expected to contribute nearly half of the company's sales (on an annualized basis) following completion of the transaction. In 1997, O-I's international operations accounted for approximately 36% of the company's sales.

    BTR Packaging had 1997 sales of approximately US$1.5 billion and, pro forma for the acquisition, estimated earnings before interest, taxes, and unusual items of US$305 million.

     The transaction will be financed initially by bank borrowings. Promptly after closing, Owens-Illinois intends to refinance part of the bank borrowings by issuing a combination of public debt and equity securities, with the objective of maintaining its debt-to-capital ratio at approximately current levels.

     The transaction, which is subject to the approval of BTR's shareholders and customary regulatory approvals, is scheduled to close in the second quarter.

     Mr. Lemieux added, "BTR Packaging's operations are widely recognized as being among the best managed businesses in their respective industries. They have set high standards of quality and customer service, based on leadership in technology, cost control, and continuous improvement in productivity. We look forward to having them join the Owens-Illinois family."

     "We have long been positioned to meet the increasing demand for quality packaging in Latin America, and since 1993 have made a series of strategic investments that have given us a strong platform for growth in the emerging markets of Central and Eastern Europe as well. With the acquisition of BTR's operations in Australia and New Zealand, we will have a well established base from which to expand in the Asia Pacific Region. To date, BTR has made only minor investments in that region's emerging markets. Long-term, we expect the region to show significant growth in glass containers and plastic packaging."

     Mr. Lemieux noted, "In plastics, BTR's Continental PET unit is the leading supplier of PET containers for products which are hot filled, such as certain foods, juices, and other beverages. Continental PET complements our already strong plastic packaging capabilities and will enhance our worldwide position as a leading producer of plastic bottles and closures."

     BTR's ACI Glass Packaging unit is the leading glass container manufacturer in Australia and New Zealand and a leading supplier in the United Kingdom. In addition, with joint ventures in glass container manufacturing facilities in China and Indonesia, ACI has made initial investments in economies which are expected to show above-average growth in the long term. Owens-Illinois has provided technology and equipment to BTR's glass container operations since 1967 and to certain BTR plastics businesses under a series of technical assistance agreements.

     In plastics, BTR is a leading supplier of polyethylene terephthalate (PET) hot fill food and drink containers, with a strong presence in the United States, Australia, New Zealand, the United Kingdom, the Netherlands, and in emerging markets in such areas as Brazil, China, Hungary, Mexico, and Saudi Arabia through its Continental PET Technologies unit. In addition, BTR's ACI operations in Australia and New Zealand also make plastic bottles and closures of high density polyethylene and polypropylene.

     Owens-Illinois is the largest manufacturer of glass containers in North America, South America, and India, and the second-largest in Europe. O-I also manufactures plastic containers, plastic closures, plastic prescription containers, labels, and multipack plastic carriers for beverage containers.

     Since 1991, not including the BTR units, Owens-Illinois has acquired 10 glass container companies serving emerging markets and eight plastic packaging operations. O-I reported net sales of US$4.7 billion for the year ended December 31, 1997.

     This news release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements are necessarily projections which are subject to change upon the occurrence of events that may affect the business. The Company also points out that acquisitions involve a number of risks that can cause actual results to be materially different from expected results.

-0-

CONTACT:  Owens-Illinois, John Hoff, 419-247-1203

OWENS-ILLINOIS, INC.

Presentation on BTR Packaging


March 1, 1998

ACQUISITION OF BTR PACKAGING
----------------------------


Owens-Illinois has agreed to purchase the glass and plastic packaging operations of BTR plc.

Aggregate consideration is approximately US$3.6 billion in cash.

BTR Packaging had 1997 sales of approximately US$1.5 billion, EBIT of approximately US$305 million and EBITDA of approximately US$510 million. (a)

Transaction expected to close in second quarter.

O-I will finance the acquisition initially with bank borrowings.

The Company intends to refinance much of the acquisition debt with follow-on public equity and debt offerings.



(a) Estimated pro forma for acquisition, goodwill adjustment from Australian to US GAAP and excluding unusual items.

BTR PACKAGING OVERVIEW
----------------------

Leading global packaging group

         --      Produces glass and custom PET containers
         --      Strong strategic positions in Asia-Pacific, Europe and the US
         --      Outstanding operating performance

Glass Packaging -- Sales: US$900MM (60% of total) (a), EBIT: US$185MM (61% of total) (a), EBITDA: US$335MM (66% of total) (a)

         --      One of the largest packaging groups in the world
         --      O-I licensee
         --      Leading market share in Australasia
         --      Initial investments in high long-term growth markets of China and Indonesia

Plastic Packaging -- Sales: US$600MM (40% of total) (a), EBIT: US$120MM (39% of total) (a), EBITDA: US$175MM (34% of total) (a)

         --      Leading market share in US in custom PET
         --      Strong presence in Asia-Pacific and growing presence in
                 emerging markets
         --      World-class technology and product development skills



(a) Estimated pro forma for acquisition, goodwill adjustment from Australian to US GAAP and excluding unusual items.

ACQUISITION RATIONALE
---------------------

Consistent with O-I's business strategy

         --      Reinforce leadership in glass and plastic packaging
         --      Profitable growth worldwide
         --      Technological leadership/innovation
         --      Low cost/high quality producer
         --      Reduce dependence on domestic glass

Strengthens global competitive position

Provides platform for growth in Asia-Pacific markets

Enhances O-I's operating margins

Accretive to earnings beginning in 1999

ACQUISITION RATIONALE
---------------------

         Strategic
         ---------

         Enhances global leadership in glass
           --    Only domestic producer in Australia/N. Zealand
           --    Position in long-term growth markets (China, Indonesia)
           --    Complementary (low-cost) position in UK market
         Expands leading position in plastic packaging
           --    Leader in US custom PET market
           --    Technology leader
           --    Solid customer relationships
           --    Broad production base (N. America, Latin America, Europe,
                 Middle East, Australasia)
         Significantly expands international presence


         Operating
         ---------

         Glass Operations
           --    Expands customer base and capability to be global supplier
           --    Asian platform for future growth
                   --    multiple opportunities identified
           --    Increased purchasing leverage worldwide
         Plastic Operations
           --    Adds leading-edge PET technology and manufacturing capabilities
           --    Cross-sell opportunities for closure operations domestically and internationally
           --    significantly broadens customer and manufacturing base


         Financial
         ---------

         Enhances growth prospects
           --    Custom PET has experienced double-digit unit growth in each of the last two years
           --    Asian glass businesses provide platform for future expansion
         Increases pro forma margins (a)
           --    1997 EBITDA:  23% to 25%
           --    1997 EBIT:  15% to 17%
         Reduces dependence on domestic glass
           --    Domestic glass reduced from 38% to 30% of sales
         Accretive to earnings in 1999

(a) Estimated pro forma for acquisition, goodwill adjustment from Australian to US GAAP and excluding unusual items.

BTR GLASS PACKAGING SEGMENT OVERVIEW
------------------------------------

         Leading market segment shares

           --    Australia
           --    New Zealand
           --    United Kingdom

         Major end use markets

           --    Beer, wine, spirits, food

         Industry-leading margins

           --    O-I EBIT margins better than publicly-reporting competitors

           --    BTR Packaging EBIT margins even better than O-I

                 1997 BTR glass EBIT margin (a)                            21.0%
                 1997 O-I standalone glass containers segment EBIT margin  14.9%

         World-class technology -- O-I licensee



(a) Estimated pro forma for acquisition, goodwill adjustment from Australian to US GAAP and excluding unusual items.

DESCRIPTION OF BTR ASIA-PACIFIC GLASS PACKAGING
-----------------------------------------------

Description
-----------

         Plants in Australia, New Zealand, China and Indonesia

         Leading market position in Australia and New Zealand

         Operating Data:  (a)

                 1997 sales of US$600 million
                 1997 EBIT of US$125 million
                 1997 EBIT margin of 21%

         Strong customer base

         World-class technology and manufacturing skills -- O-I technology agreements

         Strategic holding in General Chemical (25%) -- soda ash


Outlook
-------

         Competitive positions are expected to be maintained

         Ongoing cost reduction program provides very competitive cost structure


Geographic Distribution -- 1997 Sales
-------------------------------------


         Australia                79%
         China                     9%
         New Zealand               9%
         Indonesia                 3%


Geographic Distribution -- 1997 EBIT
------------------------------------

         Australia                84%
         New Zealand              11%
         China                     4%
         Indonesia                 1%

DESCRIPTION OF BTR UK GLASS PACKAGING
-------------------------------------

Description
-----------

         Leading position in the UK glass market (approximately same as O-I)

         Operating Data (a):

                 1997 sales of US$298 million
                 1997 EBIT of US$59 million
                 1997 EBIT margin of 19.8%

         Strong customer relationships with large food and beverage manufacturers

         O-I licensee with strong lightweighting skills

         UK leader in glass labeling expertise

         Superior manufacturing capabilities and flexibility


Outlook
-------

         Increasing share in growth markets

         Upside potential through conversion of returnables and increased penetration of food segment

         Significant capital expenditures already undertaken


UK Glass Product Mix (b)
------------------------

         Food                     32%
         Beer                     20%
         Soft Drinks              17%
         Spirits                  13%
         Other                    18%



(a) Estimated pro forma for acquisition, goodwill adjustment from Australian to US GAAP and excluding unusual items.

(b)  Source:  Management estimates

BTR PLASTIC PACKAGING SEGMENT OVERVIEW
--------------------------------------

         Global plastics business with strong presence in the US and Asia-Pacific

         Industry leader in custom-design plastics

           --    Multiyear supply agreements
           --    Broad manufacturing capabilities

         Participation in fast-growth segments

           --    End markets:  isotonics, fruit juice products,
                 multilayer/returnable soft drinks
           --    Products:  hotfill, multilayer barrier, refillable packages, broad array of HDPE packaging and closures
           --    Significant potential upside from PET market

         Industry-leading margins

           --    O-I plastics EBIT margins better than publicly-reporting
                 competitors
           --    BTR plastics EBIT margins even better than O-I

                         1997 BTR plastics EBIT margin (a)                 20.0%
                         1997 O-I standalone plastics group EBIT margin    16.7%




(a) Estimated pro forma for acquisition, goodwill adjustment from Australian to US GAAP and excluding unusual items.

DESCRIPTION OF BTR PLASTIC PACKAGING
------------------------------------

Description
-----------

         Global custom-molded plastic -- 26 factories worldwide, including US, Mexico, Hungary, Brazil, Saudi Arabia, UK, Netherlands, Australia, New Zealand, China

         Operating Data (a):

                 1997 sales of US$600 million
                 1997 EBIT of US$120 million
                 1997 EBIT margin of 20%

         Industry leader in custom PET with broad manufacturing capabilities

         Superior operating performance reflects a focus on value-added products, leading-edge technology and product innovation

         Strong track record in design and commercialization of custom PET products


Outlook
-------

         Historic unit volume growth in excess of 10% per year

         Operations in emerging markets -- expected to grow above the US average and to contribute increasingly to top line growth and profitability

         Significant potential upside from multilayer barrier PET containers


Geographic Breakdown -- 1997 Sales (b)
--------------------------------------

         US                       50%
         Asia-Pacific             28%
         Mexico                   13%
         Other                     9%




(a) Estimated pro forma for acquisition, goodwill adjustment from Australian to US GAAP and excluding unusual items.

(b) Source:  Management estimates

BTR PET PRODUCT PROFILE
-----------------------

Sales by Worldwide Market
-------------------------

         Hotfill                  36%
         CSD Multilayer           20%
         Custom Food              14%
         Multilayer Barrier       12%
         Refill                   10%
         Custom Non-Food           4%
         Other                     4%


Product Line Summary
--------------------

         Hotfill

           --    Containers for isotonics and fruit juice products
           --    Leading supplier of hotfill in US
           --    Proprietary conversion process

         Multilayer barrier

           --    Ultrathin proprietary approach
           --    Containers with barriers superior to monolayer

         Refill

           --    Returnable packages for CSD applications in emerging markets
           --    Popular where non-returnable packaging is not economical

         Carbonated Soft Drink (CSD)

           --    Developed freestanding footed container
           --    Technology licensed widely

SIGNIFICANT GLOBAL PRESENCE
---------------------------

This page depicts a world map denoting, by country, the number of (1) glass plants and (2) plastic plants O-I and BTR Packaging operate as follows:


                                                       BTR Packaging Number
                            O-I Number of Plants            of Plants
                            --------------------      ----------------------
   Country                  Glass        Plastic      Glass          Plastic
--------------              -----        -------      -----          -------
Australia                                               5              10
Bolivia                       1
Brazil                        3                                         2
China                         1                         2               2
Colombia                      2
Czech Republic                2
Ecuador                       1
Estonia                       1
Finland                       1             1
Hungary                       1                                         1
India                         3
Indonesia                                               1
Italy                        12
Mexico                                      1                           1
Netherlands                                                             1
New Zealand                                             1               2
Peru                          1
Poland                        1
Puerto Rico                   1             1
Saudi Arabia                                                            1
South Africa                  4
Spain                         2
Thailand                                                                1
United Kingdom                3                         4               1
United States                23            38                           8
Venezuela                     5

PRO FORMA COMBINATION ANALYSIS
------------------------------

Following the acquisition, O-I expects to have higher margins and a stronger global platform for growth in glass and plastics.

                            O-I Standalone            O-I Pro Forma (a)
                          ------------------         ------------------
                            $           %              $           %
                          ------      ------         ------      ------

1997 Net Sales
  Glass containers        $3,529       76%           $4,430       72%
  Plastics group           1,129       24             1,729       28
                          ------------------         ------------------
  Total (b)               $4,659      100%           $6,159      100%

1997 EBIT
  Glass containers          $525       74%             $710       70%
  Plastics group             189       26               309       30
                          ------------------         ------------------
  Total (b)                 $713      100%           $1,018      100%

1997 EBIT Margin
  Glass containers                   14.9%                      16.0%
  Plastics group                     16.7                       17.8
                                    ------                     ------
  Total (b)                          15.3%                      16.5%



(a) Estimated pro forma for acquisition, goodwill adjustment from Australian to US GAAP and excluding unusual items.

(b)  Includes eliminations and other.

ACQUISITION FINANCING PLAN
--------------------------

         Anticipated closing of acquisition in second quarter

         Initially finance acquisition with bank borrowings

         Expect to refinance bank borrowings with mix of:

                 Senior notes
                 Convertible preferred (mandatory common equity conversion) Common equity

         Credit profile is expected to be maintained

SUMMARY CONCLUSIONS
-------------------

         Excellent strategic fit

         Enhances global competitive position

         Strengthens O-I's worldwide glass operations

         Reduces dependence on domestic glass

         Complementary custom PET business with excellent growth prospects

         Accretive to earnings beginning in 1999

SAFE HARBOR STATEMENT UNDER THE PRIVATE
SECURITIES LITIGATION REFORM ACT OF 1995
----------------------------------------

The statements contained in this release which are not historical facts, such as those concerning future financial performance and growth are forward-looking statements that are subject to change based on various factors which may be beyond Owens-Illinois' control. Accordingly, the future performance and financial results of Owens-Illinois and its respective businesses may differ materially from those expressed or implied in any such forward-looking statements. Such factors include, but are not limited to, those described in Owens-Illinois' filings with the Securities and Exchange Commission, as well as various factors related to the transaction described in this release, including the costs of integrating the businesses of Owens-Illinois and BTR Packaging and the realization of any increased margins or accretion to earnings anticipated with respect to the transaction.